UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2011

FluoroPharma Medical, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-151381	20-8325616
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

500 Boylston Street, Suite 1600
Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 482-2333x122

(Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01  Change  in Registrant’s Certifying Accountant

On May 27, 2011, FluoroPharma Medical, Inc. (the “Company”) dismissed Weaver & Martin, LLC (“Weaver”) as the Company’s independent registered public accounting firm.  The dismissal was approved by the Company’s Board of Directors on May 27, 2011.

During the fiscal years ended December 31, 2010 and December 31, 2009, Weaver’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except, Weaver’s audit report for the year ended December 31, 2010 and December 31, 2009 stated that certain conditions  raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended December 31, 2010 and December 31, 2009 and the subsequent interim period through May 27, 2011, (i) there were no disagreements between the Company and Weaver on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Weaver, would have caused Weaver to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On June 1, 2011, the Company provided Weaver with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Weaver furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated June 1, 2011, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On May 26, 2011, the Company’s Board of Directors approved the engagement of  BehlerMick PS as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011.

During the years ended December 31, 2010 and December 31, 2009 and the subsequent interim period through May 16, 2011, the Company did not consult with BehlerMick PS regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Weaver & Martin, LLC dated June 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FluoroPharma Medical, Inc.
Dated: June 1, 2011	By: /s/ Johan M. (Thijs) Spoor
Johan M. (Thijs) Spoor CEO, President and CFO